CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited)	January 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
COMMON STOCKS - 96.8%
COMMUNICATION SERVICES - 6.9%
Entertainment - 0.8%
Walt Disney Co.	238,300	$22,888,715

Interactive Media & Services - 3.0%
Alphabet Inc., Class A Shares	283,760	39,754,776	*
Meta Platforms Inc., Class A Shares	130,637	50,966,719	*

Total Interactive Media & Services		90,721,495

Media - 3.1%
Charter Communications Inc., Class A Shares	79,458	29,455,875	*
Comcast Corp., Class A Shares	1,364,562	63,506,716

Total Media		92,962,591

TOTAL COMMUNICATION SERVICES		206,572,801

CONSUMER DISCRETIONARY - 1.7%
Specialty Retail - 1.7%
Home Depot Inc.	146,272	51,628,165

CONSUMER STAPLES - 2.7%
Beverages - 1.3%
PepsiCo Inc.	231,640	39,038,289

Personal Care Products - 1.4%
Haleon PLC, ADR	5,002,100	41,017,220

TOTAL CONSUMER STAPLES		80,055,509

ENERGY - 8.8%
Oil, Gas & Consumable Fuels - 8.8%
Chevron Corp.	432,238	63,724,848
ConocoPhillips	1,093,579	122,338,683
Enterprise Products Partners LP	2,807,337	75,124,338

TOTAL ENERGY		261,187,869

FINANCIALS - 23.7%
Banks - 8.5%
Bank of America Corp.	2,584,346	87,893,607
JPMorgan Chase & Co.	742,949	129,540,588
US Bancorp	884,662	36,748,860

Total Banks		254,183,055

Capital Markets - 3.0%
Charles Schwab Corp.	1,396,505	87,868,095

Consumer Finance - 3.4%
American Express Co.	504,010	101,174,967

See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2024 Quarterly Report	1

CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
Financial Services - 3.9%
Berkshire Hathaway Inc., Class B Shares	152,992	$58,709,150	*
Visa Inc., Class A Shares	204,739	55,946,979

Total Financial Services		114,656,129

Insurance - 4.9%
Marsh & McLennan Cos. Inc.	254,326	49,298,552
Progressive Corp.	207,490	36,985,092
Travelers Cos. Inc.	279,744	59,126,692

Total Insurance		145,410,336

TOTAL FINANCIALS		703,292,582

HEALTH CARE - 15.3%
Health Care Equipment & Supplies - 2.0%
Becton Dickinson & Co.	256,315	61,210,585

Health Care Providers & Services - 7.8%
CVS Health Corp.	746,800	55,539,516
Elevance Health Inc.	94,042	46,404,084
McKesson Corp.	147,593	73,780,265
UnitedHealth Group Inc.	111,459	57,038,029

Total Health Care Providers & Services		232,761,894

Life Sciences Tools & Services - 2.2%
Thermo Fisher Scientific Inc.	120,600	65,000,988

Pharmaceuticals - 3.3%
Johnson & Johnson	379,951	60,374,214
Merck & Co. Inc.	302,586	36,546,337

Total Pharmaceuticals		96,920,551

TOTAL HEALTH CARE		455,894,018

INDUSTRIALS - 10.4%
Aerospace & Defense - 3.0%
Northrop Grumman Corp.	109,875	49,087,755
RTX Corp.	445,354	40,580,656

Total Aerospace & Defense		89,668,411

Air Freight & Logistics - 2.7%
United Parcel Service Inc., Class B Shares	560,955	79,599,515

Commercial Services & Supplies - 1.0%
Veralto Corp.	369,700	28,352,293

Machinery - 3.7%
Deere & Co.	72,939	28,707,332

See Notes to Schedule of Investments.

2	ClearBridge Large Cap Value Fund 2024 Quarterly Report

CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
Machinery - (continued)
Illinois Tool Works Inc.	181,409	$47,329,608
Otis Worldwide Corp.	392,648	34,725,789

Total Machinery		110,762,729

TOTAL INDUSTRIALS		308,382,948

INFORMATION TECHNOLOGY - 12.5%
Communications Equipment - 2.0%
Motorola Solutions Inc.	188,825	60,329,588

Electronic Equipment, Instruments & Components - 1.6%
TE Connectivity Ltd.	333,592	47,433,447

Semiconductors & Semiconductor Equipment - 6.6%
Intel Corp.	3,214,284	138,471,355
Lam Research Corp.	68,379	56,424,299

Total Semiconductors & Semiconductor Equipment		194,895,654

Software - 2.3%
Microsoft Corp.	99,937	39,732,952
Oracle Corp.	259,027	28,933,316

Total Software		68,666,268

TOTAL INFORMATION TECHNOLOGY		371,324,957

MATERIALS - 6.1%
Chemicals - 4.5%
Air Products & Chemicals Inc.	316,727	80,990,261
Sherwin-Williams Co.	171,500	52,201,170

Total Chemicals		133,191,431

Construction Materials - 1.6%
Martin Marietta Materials Inc.	93,074	47,320,683

TOTAL MATERIALS		180,512,114

REAL ESTATE - 1.3%
Specialized REITs - 1.3%
American Tower Corp.	202,489	39,616,973

UTILITIES - 7.4%
Electric Utilities - 2.1%
Edison International	918,028	61,948,530

Multi-Utilities - 5.3%
Sempra	1,616,722	115,692,626
WEC Energy Group Inc.	512,300	41,373,348

Total Multi-Utilities		157,065,974

TOTAL UTILITIES		219,014,504

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,725,848,676)		2,877,482,440

See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2024 Quarterly Report	3

CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	SHARES	VALUE
SHORT-TERM INVESTMENTS - 2.7%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	5.181%	40,307,132	$40,307,132	(a)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	5.277%	40,307,133	40,307,133	(a)(b)

TOTAL SHORT-TERM INVESTMENTS (Cost - $80,614,265)			80,614,265

TOTAL INVESTMENTS - 99.5% (Cost - $1,806,462,941)			2,958,096,705
Other Assets in Excess of Liabilities - 0.5%			13,618,096

TOTAL NET ASSETS - 100.0%			$2,971,714,801

*	Non-income producing security.

(a)	Rate shown is one-day yield as of the end of the reporting period.

(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At January 31, 2024, the total market value of investments in Affiliated Companies was $40,307,133 and the cost was $40,307,133 (Note 2).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	ClearBridge Large Cap Value Fund 2024 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

ClearBridge Large Cap Value Fund 2024 Quarterly Report	5

Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

6	ClearBridge Large Cap Value Fund 2024 Quarterly Report

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$2,877,482,440	—	—	$2,877,482,440
Short-Term Investments†	80,614,265	—	—	80,614,265

Total Investments	$2,958,096,705	—	—	$2,958,096,705

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended January 31, 2024. The following transactions were effected in such company for the period ended January 31, 2024.

	Affiliate Value at October 31, 2023	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$41,236,916	$57,676,932	57,676,932	$58,606,715	58,606,715

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at January 31, 2024
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$516,879	—	$40,307,133

ClearBridge Large Cap Value Fund 2024 Quarterly Report	7